UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 10, 2012

Cymer, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-21321	33-0175463
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17075 Thornmint Court San Diego, California		92127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(858) 385-7300

[N/A]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Cymer, Inc. (“Cymer”) has established (i) Monday, January 7, 2013 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, a special meeting of stockholders, among other things, a proposal to approve the previously announced Agreement and Plan of Merger, dated as of October 16, 2012 (the “Merger Agreement”), by and among ASML Holding N.V., a Netherlands public limited liability company (naamloze vennootschap) (“ASML”), Kona Acquisition Company, Inc., a Nevada corporation and a wholly owned subsidiary of Holdco, and Cymer and, solely for the purposes set forth therein, ASML US Inc., a Delaware corporation and an indirect wholly owned subsidiary of ASML (“Holdco”) and Kona Technologies, LLC, a Nevada limited liability company and a wholly owned subsidiary of Holdco, as may be amended, and (ii) Tuesday, February 5, 2013 as the date of the special meeting. The special meeting is expected to be held at 10:00 a.m., local time, at Cymer’s offices at 17075 Thornmint Court, San Diego, CA, 92127.

On December 10, 2012, Cymer and ASML each received a request for further information (the “second request”) from the Department of Justice (the “DOJ”) in connection with the DOJ’s review of the proposed transactions contemplated by the Merger Agreement. Issuance of the second request extends the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 until 30 days after both Cymer and ASML have substantially complied with the second request, unless the waiting period is terminated earlier by the DOJ.

On December 13, 2012, Cymer and ASML issued a joint press release relating to the establishment of the record date and special meeting and the second request. A copy of the joint press release is attached as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to the Company or ASML, the management of either such entity or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company and ASML undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the industries in which the Company and ASML operate, including the expected development of EUV technology, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) the

Company and ASML may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of the Company and ASML; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by the Company and ASML.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and ASML described in their respective Annual Reports on Form 10-K or Form 20-F, as applicable, Quarterly Reports on Form 10-Q, as applicable, and other documents filed from time to time with the Securities and Exchange Commission.

Important Information for Investors and Stockholders

This Communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of the Company by ASML will be submitted to the stockholders of the Company for their consideration. In connection therewith, ASML has filed a registration statement on Form F-4 with the SEC that includes a proxy statement of the Company and a prospectus of ASML. The Company and ASML also plan to file other documents with the SEC regarding the proposed transaction. THE COMPANY URGES INVESTORS AND SECURITY HOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Copies of the proxy statement/prospectus and other documents containing important information about the Company and ASML, once such documents are filed with the SEC, through the website maintained by the SEC (http://www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.Cymer.com under the heading “Investors” and then under “SEC Filings.” or by contacting the Company’s Investor Relations Department at 17075 Thornmint Court, San Diego, CA, 92127, 858-385-6097. Copies of the documents filed with the SEC by ASML will be available free of charge on ASML’s website at www.ASML.com under the heading “Investors” and then under “SEC Filings” or by contacting ASML’s Investor Relations Department at De Run 6501, 5504 DR Veldhoven, P.O. Box 324, 5500 AH Veldhoven, The Netherlands 480-383-3949.

The Company and ASML and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 11, 2012. Information about the directors and executive officers of ASML and their ownership of ASML common stock is set forth in the ASML Annual Report for the fiscal year ended December 31, 2011, as filed with the SEC on Form 20-F on February 14, 2012. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release issued by Cymer, Inc. and ASML Holding N.V., dated December 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cymer, Inc.

By	/s/ Paul Bowman
Name:	Paul Bowman
Title:	Senior Vice President, Chief Financial Officer and Secretary

Date: December 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release issued by Cymer, Inc. and ASML Holding N.V., dated December 13, 2012.